UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 26, 2011 (May 25, 2011)

Date of Report (date of Earliest Event Reported)

NEWTEK BUSINESS SERVICES, INC.

(Exact Name of Company as Specified in its Charter)

NEW YORK	001-16123	11-3504638
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1440 Broadway, 17th floor, New York, NY 10018

(Address of principal executive offices and zip code)

(212) 356-9500

(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

Newtek Business Services, Inc (the “Company”) held its Annual Meeting of Shareholders on May 25, 2011 (the “Annual Meeting”). A total of 33,228,628 Common Shares were present or represented by proxy at the meeting, or 92.9% of the outstanding Common Shares. Proposals I through III were approved. With respect to Proposal IV, the advisory vote on the frequency of an advisory vote on the compensation of the Company’s named executive officers, once every three years received the greatest number of votes. The proposals below are described in detail in the Company’s definitive proxy statement, dated April 25, 2011, for its 2011 Annual Meeting. The Company’s shareholders cast their votes for each of the four proposals as follows:

Proposal I: To elect four directors of the Company to serve on the Board of Directors until the Company’s Annual Meeting of Shareholders in 2012:

Director	Votes For	Votes Withheld	Broker Non-Votes
David C. Beck	17,175,266	66,891	15,986,471
Sam Kirschner	17,166,971	75,186	15,986,471
Salvatore F. Mulia	17,150,994	91,163	15,986,471
Barry Sloane	17,175,266	66,891	15,986,471

Proposal II: To ratify the appointment of J.H. Cohn LLP as the Company’s independent registered accounting firm (independent auditors) for the year ended December 31, 2011:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,964,826	191,614	30,018	42,166

Proposal III: The advisory vote on the resolution approving the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,885,348	180,204	176,605	15,986,471

Proposal IV: The advisory vote on the preferred frequency of holding future advisory votes on the compensation of the Company’s named executive officers:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
2,290,522	35,355	14,121,733	164,547	15,986,471

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding Newtek Business Services, Inc.’s (“Newtek” or the “Company”) beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management’s current expectations are contained in Newtek’s filings with the Securities and Exchange Commission. Newtek undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES, INC.

Date: May 26, 2011	/s/ Barry Sloane
Barry Sloane
Chairman of the Board and Chief Executive Officer